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                                  EXHIBIT 10.4
                              MASSEY ENERGY COMPANY
                       DIRECTORS' LIFE INSURANCE SUMMARY


            Eligibility:

            - Massey Energy Company Board of Directors

            Description of Coverage:

            - $75,000 term life insurance

            Current Carrier:

            - CIGNA Group Life Insurance (Non-employee directors)
            - First Colony Life Insurance (Employee directors)